                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 13, 2005
                                                           ----------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-21324                    06-1344888
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code: 203-425-8000
                                            ------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
            LISTING RULE OR STANDARD; TRANSFER OF LISTING.

NYFIX,  Inc.  (the  "Company")  has been  informed  by the Nasdaq  Stock  Market
("NASDAQ")  that,  in a decision  dated  October 12,  2005,  the NASDAQ  Listing
Qualifications  Panel (the  "Panel")  determined  to continue the listing of the
Company's  securities on The NASDAQ  National  Market,  subject to the Company's filing of its 2005 Form 10-Q for the period  ended June 30,  2005,  on or before
October 31, 2005. For further information relating to the Company's  proceedings with  NASDAQ,  please see the  Company's  Form 8-K filed  August 16,  2005.  The
Company  anticipates that it will be unable to meet the October 31, 2005, filing deadline  and has asked the Panel for an  extension.  There can be no  assurance that the Panel will grant the Company  another  extension  and permit  continued
listing.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NYFIX, INC.

                                            By: /s/ Brian Bellardo
                                                --------------------------------
                                                Brian Bellardo
                                                Secretary
October 18, 2005